SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill International Small Cap Fund

Supplement dated May 8, 2019

to the Prospectus, Summary Prospectus and the Statement of Additional Information

dated May 8, 2019

Matters With Respect to the Offer and Sale of each Fund

The shares of each of Segall Bryant & Hamill All Cap Fund, Segall Bryant & Hamill Small Cap Value Fund, Segall Bryant & Hamill Emerging Markets Fund, Segall Bryant & Hamill International Small Cap Fund are not currently being offered for sale.

Investors should retain this supplement for future reference.